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                                                                   Exhibit 23.1



                          CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-34169 and 333-27979) of our report dated February 6, 1998, with respect to the financial statements of Endocardial Solutions, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


                                       /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 30, 1998